EXHIBIT 10 (I)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


ANYOX RESOURCES, INC.


      We hereby consent to the use of our report dated March 20, 1999, in the registration statement of Anyox Resources, Inc. filed in Form 10-SB in accordance with Section 12 of the Securities Exchange Act of 1934.



                                                ANDERSEN ANDERSEN & STRONG, L.C.

                                                /s/ L. REX ANDERSEN


Salt Lake City, Utah
March 10, 1999




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